                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: MAY 20, 2003



                          ROBOTIC VISION SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)


        DELAWARE                          0-8623                    11-2400145
(State of incorporation)         (Commission File Number)          (IRS Employer
                                                                  Identification No.)

                               486 AMHERST STREET
                                NASHUA, NH 03063

                    (Address of principal executive offices)


                  Registrant's telephone number: (603) 598-8400

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   Financial Statements of Business Acquired: None

(b)   Pro Forma Financial Information: None

(c)   Exhibits:


    EXHIBIT NO.    DESCRIPTION

      99.1 Press Release dated May 20, 2003, announcing financial results for the quarter ended March 31, 2003 (furnished pursuant to Item 12 of Form 8-K, under Item 9 of this report).

ITEM 9.   REGULATION FD DISCLOSURE.

Pursuant to Exchange Act Release 34-47583, we are furnishing the information required by Item 12 of Form 8-K, "Results of Operations and Financial Condition," under this Item 9.

On May 20, 2003, Robotic Vision Systems, Inc (the "Company") issued a press release announcing its financial results for the quarter ended March 31, 2003, and a copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Pursuant to Exchange Act Release 34-47583, we are furnishing the information required by this Item 12 under Item 9 of Form 8-K, "Regulation FD Disclosure".

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               ROBOTIC VISION SYSTEMS, INC.

Date:  May 20, 2003            By:      /s/ PAT V. COSTA
                                     -----------------------
                                       PAT V. COSTA
                                       Chairman,  Chief Executive Officer &
                                       Acting Chief Financial Officer